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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) June 2, 2005


                         HAMPTON ROADS BANKSHARES, INC.
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             (Exact name of registrant as specified in its charter)

       Virginia                        005-62335                 54-2053718
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(State or other jurisdiction          (Commission              (IRS Employer
    of incorporation)                 File Number)           Identification No.)

                  201 Volvo Parkway, Chesapeake, Virginia 23320
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (757) 436-1000

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ITEM 2.03.   CREATION OF A DIRECT  FINANCIAL  OBLIGATION OR AND OBLIGATION UNDER
             AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

     On May 26, 2005, Hampton Roads Bankshares, Inc. entered into an agreement with Dominion Tower Financial Associates, LLC and Four Bees-DT, LLC, to lease a portion of the first floor and the entire second floor of the DOM-Dominion Tower located at 999 Waterside Drive, Norfolk, Virginia 23510.

     Rent is payable in monthly installments of $42,962.38 beginning 425 days after the commencement date to be increased annually by 3%. The initial term of the lease is for eleven years and two months.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Hampton Roads Bankshares, Inc.

Date    June 2, 2005                           By:  /s/ Jack W. Gibson
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                                                    Jack W. Gibson
                                                    President and
                                                    Chief Executive Officer